Exhibit 99.2

December 2021 CONFIDENTIAL AD04 Business Update March 7, 2023 CONFIDENTIAL

Recent History • Results from the Phase 3 ONWARD trial were released in July 2022. The trial missed its primary endpoint. • The trial showed statistical significance in a pre - defined patient group, which created an opportunity to course correct. • After further analyzing the clinical data, we found specific patient sub - groups that responded extraordinarily well to AD04 and believe can meet the U.S. FDA defined primary endpoint as well as the European endpoint. • Conducted market research with healthcare payers subsequent to completion of the ONWARD trial, which suggests unit pricing for AD04 could be more than double previous assumptions. CONFIDENTIAL | 2 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION 20220301 Release and analysis of ONWARD trial results

Concluded AD04 Phase 3 Clinical Trial (ONWARD) CONFIDENTIAL | 3 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION • Randomized, double - blind, placebo - ctrl, parallel - group multicenter study • Patients were screened for the appropriate genotypes via an inexpensive, standard blood test to determine eligibility for treatment with AD04 • Primary End Point: PHDD change from baseline (months 5 & 6) • 302 Patients Trial design E uropean Endpoint Genotype DDD Categ ory Treatment Arm Placebo Arm Total PHDD (E . U . Endpoint) (4) P - value at Months 5&6 AG ( rs1150226) <10 43 37 80 0.024 (0.011 in Mo 6) LL/TT ( rs47955441/rs1042173) <10 39 39 78 0.608 (0.552 in Mo 6) AC ( rs17614942) <10 30 31 61 0.031 (0.018 in Mo 6) GG ( rs1176713) <10 17 20 37 0.251 (0.248 in Mo 6) Source: Company filings, presentations. Note: DDD = Drinks per Drinking Day; HDD = Heavy Drinking Day; PHDD = Percentage of Heavy Drinking Days; EtOH = Alcohol. HDD is defined as >= 60g of EtOH for M and >=40g of EtOH for FM; ctrl = controlled. (1) Adial ONWARD Phase 3 Trial results (publication pending).

Concluded AD04 Phase 3 Clinical Trial (ONWARD) CONFIDENTIAL | 4 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Results U.S. Endpoint Genotype DDD Category Treatment Arm (2) Placebo Arm Total Responder Analysis (U.S. Endpoint) (3) P - Value at Months 5&6 AG+ <10 37 30 67 0.02 1 0 LL+/TT+ <10 29 29 58 0. 619 AC+ <10 25 25 50 0. 329 GG+ <10 12 12 24 0. 116 Responder Analysis (1) (AG+ <10DDD) • No significant contraindications, warnings, nor adverse events • AG+ subjects showed statistically significant separation from placebo (p=0.02 1 0 in Months 5 & 6) • The percentage of 0 HDD patients in the treatment arm appears to increase linearly during the study period of 6 months Source: Company filings, presentations. Note: DDD = Drinks per Drinking Day; HDD = Heavy Drinking Day; PHDD = Percentage of Heavy Drinking Days; EtOH = Alcohol. HDD is defined as >= 60g of EtOH for M and >=40g of EtOH for FM; ctrl = controlled. (1) R esponder analysis is defined as the percentage of patients with 0 HDDs in the treatment arm versus placebo at a specific time point. (2) The U.S. responder analysis excludes individuals who did not have recorded measurements during the assessment period which in turn results in lower sample sizes for some genotypes. (3) Adial analysis of Phase 3 Trial results.

Revised Strategy CONFIDENTIAL | 5 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Target genotypes identified; Regulatory discussion advancing; attractive U.S. commercial opportunity • Additional analysis of ONWARD data allowed refinement of genetic panel to target specific modulators of the serotonin 3 receptor A & B subunit genotypes that outperformed others. • The genotypes are part of the existing genetic panel used to qualify patients for AD04, are easily identified and are estimated to exist in about 20% of the AUD population based on patient screening in our trial. For this specific patient population, AD04 performs extraordinarily well. • While this narrows the potential patient population for AD04 initially , it is still a large commercial opportunity in the U.S. • After detailed discussions with several U.S. regulatory and clinical experts, Adial submitted a Type C meeting request with the FDA to get commitment on the clinical development plan. The meeting is confirmed for Q2 2023. • The healthcare payer research indicated broad market access and reimbursement and validated an attractive unit price for AD04 (more than double the previous assumptions). The physician research has crystallized our positioning and validated our commercial approach. • Adial has put a hold on its pre - clinical development spending (Purnovate) and entered into an option agreement to sell the asset. • Overall, Adial is now focused on a refined, well - researched, and commercially attractive plan for AD04 in the U.S.

Clear Path Forward in U.S. Based on Concluded AD04 Phase 3 Clinical Trial (ONWARD) CONFIDENTIAL | 6 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION • Incorporate outcomes from the ONWARD trial • Refined design to focus on specific genotypes Planned Phase 3 trial AG+ patient population represents an estimated 14% of the AUD population & GG + represents about 6% By extending Phase 3 U.S. trial beyond 6 mos. there is a high prob. of also showing statistical significance with the G G+ genotype Phase 2 & Phase 3 trial results make it clear that pursuing the AG+ genotype is practical (79% of AC+ subjects also have AG) If significance is achieved in both (AG & GG), the label would cover an estimated 20 % of the AUD population. A broader label is possible pending FDA discussion and final trial design.

Europe Strategy CONFIDENTIAL | 7 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Advancing discussions with five European country - level regulatory authorities • Sweden March 2023 • Germany April 2023 • United Kingdom confirmation date pending • Finland confirmation date pending • France confirmation date pending • Country - level approach provides more regulatory shots on goal • To gain a clear understanding from each regulatory authority regarding the most expeditious path to approval in each European country. • Insight into if additional trials would be required. • In ongoing discussions with potential commercial partners in Europe. • Targeting partners that have the capability to accelerate AD04’s path to market and maximize impact in Europe.

Partner Status CONFIDENTIAL | 8 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Currently in discussions with potential partners • Advancing discussions with potential strategic partners that could fund: • Phase 3 clinical program, if required • Commercialization of AD04 assuming a successful regulatory outcome • Companies with existing relationships with psychiatrists/addiction specialists and/or existing presence in addiction would be a good fit. • Because the initial commercial footprint is expected to be small (50 sales representatives), and HCPs are eager for new AUD therapeutic options, this opportunity could be a good fit for any company with commercial capabilities and an interest in entering this space. • Partnerships of this quality would allow us to rapidly penetrate the U.S. & Europe given the expectation of AD04 being widely accessible, reasonably priced, and reimbursable. • We are currently in discussions under CDA with several companies that have expressed interest in both the U.S. and European markets.

Summary CONFIDENTIAL | 9 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Rapidly advancing AD04 clinical program based on promising data ONWARD Phase 3 clinical trial data showed that AD 04 achieved a statistically significant mean reduction in heavy drinking days among the pre - specified group of “heavy drinkers . ” Additional analysis of ONWARD data allowed refinement of genetic panel to target specific modulators of the serotonin 3 receptor A & B subunit genotypes that outperformed others . High level of confidence that we will be able to meet FDA’s pre - specified primary endpoint and the European endpoint . Healthcare payer research subsequent to the completion of the ONWARD trial suggests that unit pricing for AD 04 could be more than double the previous assumptions . Type C meeting with FDA was granted and scheduled for Q 2 2023 to discuss our clinical program in the U . S . Meetings scheduled or requested with five European country - level regulatory authorities to finalize regulatory path in Europe . Advancing discussions with potential U . S . and European partners . The sale of Purnovate better positions us to execute on our outlined strategy and will extend our cash runway .